SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: June 19, 2003
                 (Date of earliest event reported) June 17, 2003


                        DOBSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


          OKLAHOMA                333-23769                    73-1513309
(State or other jurisdiction     (Commission                  (IRS Employer
      of incorporation)          File Number)               Identification No.)

                               14201 Wireless Way
                          Oklahoma City, Oklahoma 73134
               (Address of principal executive offices) (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)

Information To Be Included in the Report

Item 2. Acquisition and Disposition of Assets

     On January 17, 2003, the Registrant consummated the exchange of its FCC licenses and related assets located in California to AT&T Wireless Services, Inc., or AWE, for AWE's FCC licenses and related assets located in Alaska. In addition, AWE transferred to the Registrant all of the Registrant's outstanding shares (200,000 shares) of its Series AA Preferred Stock. The Alaska licenses transferred by AWE to the Registrant included the FCC cellular licenses for the Anchorage Metropolitan Service Area, or MSA, and the Alaska Rural Service Area 2, or RSA, market, covering an aggregate population of 383,100 persons. The Registrant transferred to AWE the Registrant's cellular licenses for the Santa Cruz, California MSA and the California 4 RSA markets, covering an aggregate population of 642,500 persons.


Item 7. Financial Statements and Exhibits.

Exhibit No.                Description
-----------                -----------

99.1                       Registrant's press release issued June 17, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DOBSON COMMUNICATIONS CORPORATION


                                      By  RONALD L. RIPLEY
                                          Ronald L. Ripley, Vice President and
                                            Senior Corporate Counsel

June 18, 2003


                                 EXHIBIT INDEX


Exhibit No.    Description                      Method of Filing
-----------    -----------                      ----------------

99.1           Registrant's press release       Filed herewith electronically
               dated June 17, 2003.